Converted Organics Announces Corporate Restructuring

• Restructuring to reduce overhead costs and streamline operations

BOSTON, Jun 28, 2011 (GlobeNewswire) — Converted Organics Inc. (NASDAQ: COIN) announced today the implementation of a series of cost reductions in all areas of its business which will reduce overhead expense and streamline operating activities.

The reductions include elimination of overhead positions including a senior management position in TerraSphere Systems, the Company’s vertical farming operation, reduction in compensation to all executives and management ranging from 20% to 50%, but no reduction for operating personnel resulting in an overall payroll reduction of 20% and a 35% reduction in other operating expenses. The restructuring is expected to reduce current ongoing operating expenses by 25% between now and December 31, 2011.

Commenting on the restructuring plan, Edward Gildea, President and CEO of Converted Organics said, “These important expense reductions will allow us to prioritize and conserve resources while we continue focusing on the growth and development of our TerraSphere Vertical Farming and Industrial Waste Water divisions. At the same time, we will continue to grow our profitable California Organic Fertilizer business and consider other synergistic transactions and opportunities to integrate with our sustainable businesses that benefit the environment.”

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About Converted Organics

Converted Organics’ (NASDAQ: COIN) mission is to promote, develop and operate profitable innovative clean technologies that contribute to the improvement of our environment by use of sustainable business practices and the judicious use of natural resources. Converted Organics Inc. is currently composed of three primary lines of business at the intersection of Agriculture, Water and Waste Recycling. Each business contributes to our mission and uses sustainable business practices that protect and value the environment. The three lines of business are Organic Fertilizer (Converted Organics), Vertical Farming (TerraSphere Systems - www.terraspheresystems.com), and Industrial Wastewater Treatment (Industrial Wastewater Resources).

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This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. Forward-looking statements include the Company’s ability to realize the expected reduction in operating expenses. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K, as updated in the Company’s quarterly reports on Form 10-Q filed since the annual report, not all of which are known to the Company. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

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SOURCE: Converted Organics Inc.

Converted Organics Inc.
investor@convertedorganics.com
617-624-0111